                                                                     Exhibit 17

                             NORTH AMERICAN FUNDS

                              EQUITY-INCOME FUND

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
              FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 1, 2000


The undersigned hereby appoints John I. Fitzgerald, John N. Packs and Cathy Z. Angellis, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, at the Special Meeting of Shareholders of the Equity-Income Fund, a series of North American Funds, on June 1, 2000 at 10:00 a.m., Eastern Time, and any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the proposal.

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          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.
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HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

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

                                                                      EXHIBIT 17

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             NORTH AMERICAN FUNDS
--------------------------------------------------------------------------------

                              EQUITY-INCOME FUND

Mark box at right if an address change or comment has been noted on the reverse side of this card. [_]

CONTROL NUMBER:




THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                      For          Against        Abstain

                      [_]            [_]           [_]


1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Equity-Income Fund by the Growth & Income Fund.



                                                    ----------------------------
Please be sure to sign and date this Proxy.         Date
--------------------------------------------------------------------------------



-----Shareholder sign here-------------------Co-owner sign here-----------------


RECORD DATE SHARES:

                                                                      EXHIBIT 17


                             NORTH AMERICAN FUNDS

                           TAX-SENSITIVE EQUITY FUND

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES
              FOR SPECIAL MEETING OF SHAREHOLDERS ON JUNE 1, 2000


The undersigned hereby appoints John I. Fitzgerald, John N. Packs and Cathy Z. Angellis, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated hereon, at the Special Meeting of Shareholders of the Tax-Sensitive Equity Fund, a series of North American Funds, on June 1, 2000 at 10:00 a.m., Eastern Time, and any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the proposal.

--------------------------------------------------------------------------------
          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

                                                                      EXHIBIT 17



[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             NORTH AMERICAN FUNDS
--------------------------------------------------------------------------------

                           TAX-SENSITIVE EQUITY FUND

Mark box at right if an address change or comment has been noted on the reverse side of this card. [_]

CONTROL NUMBER:




THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                      For          Against        Abstain

                      [_]            [_]           [_]

1. To approve or disapprove an Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Tax-Sensitive Equity Fund by the Growth & Income Fund.






                                                    ----------------------------
Please be sure to sign and date this Proxy.         Date
--------------------------------------------------------------------------------



-----Shareholder sign here-------------------Co-owner sign here-----------------


RECORD DATE SHARES: